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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 31, 2003
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                        (Date of earliest event reported)


                            R&G FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Puerto Rico                          0-22137                  66-0532217
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


280 Jesus T. Pinero Ave., Hato Rey, San Juan, Puerto Rico         00918
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(Address of principal executive offices)                        (Zip Code)


                                 (787) 758-2424
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 99.1 Chief Executive Officer and Chief Financial Officer certifications.

ITEM 9.  REGULATION FD DISCLOSURE

         On March 31, 2003, R&G Financial Corporation (the "Company") filed its Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report"). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Chief Executive Officer and Chief Financial Officer of the Company have each signed a certification with respect to the Report, which certification is attached hereto as Exhibit 99.1, and is hereby incorporated by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            R&G FINANCIAL CORPORATION


                                            By: /s/ Joseph R. Sandoval
                                                -------------------------------
                                                Joseph R. Sandoval
                                                Executive Vice President and
                                                    Chief Financial Officer


Date:    March 31, 2003